Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
AMENDMENT NUMBER 1

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  April 23, 2007

RICK'S CABARET INTERNATIONAL, INC.
(Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

Texas	0-26958	76-0037324
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10959 Cutten Road
Houston, Texas 77066
(Address Of Principal Executive Offices, Including Zip Code)

(281) 397-6730
(Registrant's  Telephone  Number,  Including  Area  Code)

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

The financial statements and pro forma financial information contained in this Form 8-K Amendment Number 1 are in connection with our acquisition of 100% of the stock of W.K.C., Inc., a Texas corporation, on April 23, 2007, which we reported on Form 8-K dated  April 25, 2007.

The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) are attached hereto as Exhibits 99.1 and 99.2, respectively.

(c) Exhibits

Exhibit Number	Description

99.1	Financial Statements of W.K.C., Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

RICK'S CABARET INTERNATIONAL, INC.

/s/ Eric Langan
By: Eric Langan
Date: May 11, 2007	Chairman, President, Chief Executive Officer and Acting Chief Accounting Officer